SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 24, 2003

LEHMAN ABS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	333-108503	13-3447441
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue

New York, New York 10019

 (Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code (212) 526-7000

Item 5.

Other Events

Filing of Computational Materials.

This Current Report on Form 8-K is being filed to file copies of the Computational Materials (as defined below) prepared and distributed by Lehman Brothers Inc., in connection with the issuance by Fifth Third Home Equity Loan Trust of Fifth Third Home Equity Loan Asset-Backed Notes, Series 2003-1.  The term “Computational Materials” shall have the meaning given in the No-Action Letter of May 20, 1994 issued by the Securities and Exchange Commission (the “SEC”) to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as made applicable to other issuers and Underwriter by the Commission in response to the request of the Public Securities Association dated May 24, 1994, and the supplemented in the No-Action Letter of February 17, 1995 issued by the SEC to the Public Securities Association.

Item 7.

Financial Statements, Pro Forma Financial Information and Exhibits.

(k)

Not applicable.

(l)

Not applicable.

(m)

Exhibits:

99.1	Computational Materials of Lehman Brothers Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEHMAN ABS CORPORATION

By:  /s/ _Samir Tabet__________

Name:

Samir Tabet

Title:

Managing Director

Dated: September 24, 2003

EXHIBIT INDEX

Exhibit

99.1	Computational Materials of Lehman Brothers Inc.

Exhibit 99.1